As filed with the Securities and Exchange Commission on June 19, 2000

                                                     Registration No. 33-47629

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ---------------------

                        POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933

                            ---------------------

                            CMS ENERGY CORPORATION
          (Exact name of registrant as specified in its charter)

              Michigan                                38-2726431
(State or other jurisdiction             (I.R.S. Employer Identification No.)
of incorporation or organization)

                       Fairlane Plaza South, Suite 1100
                             330 Town Center Drive
                           Dearborn, Michigan 48126
                                 313-436-9200
   (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)

                            ---------------------

                               Alan. M. Wright
             Senior Vice President and Chief Financial Officer
                       Fairlane Plaza South, Suite 1100
                             330 Town Center Drive
                           Dearborn, Michigan 48126
                                 313-436-9200
         (Name, address, including zip code and telephone number, including area code of agent for service)

                            ---------------------

       It is respectfully requested that the Commission send copies of all notices, orders and communications to:

                          Michael D. VanHemert, Esq.
                           Assistant General Counsel
                       Fairlane Plaza South, Suite 1100
                             330 Town Center Drive
                           Dearborn, Michigan 48126
                                 313-436-9200




                         DEREGISTRATION OF SECURITIES

Pursuant to the undertaking set forth in CMS Energy Corporation's (the "Company") Registration Statement on Form S-3 (Registration No. 33-47629), as amended (the "Registration Statement"), the Company hereby amends the Registration Statement to deregister $9,000,000 in Debt Securities remaining unsold and unissued under the Registration Statement.

                                  SIGNATURE

Pursuant to the requirements of the Securities Act of 1933 and Rule 478 thereunder, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn and State of Michigan, on the 19th day of June 2000.


                                      CMS ENERGY CORPORATION

                                      By:/s/ Alan M. Wright

                                         Alan M. Wright
                                         Senior Vice President, and
                                         Chief Financial Officer